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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 8, 2005

                              BRE Properties, Inc.
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             (Exact name of registrant as specified in its charter)

              Maryland                  1-14306            94-1722214
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    (State or other jurisdiction      (Commission       (I.R.S. Employer
          of incorporation)           File Number)     Identification No.)

   44 Montgomery Street, 36th Floor, San Francisco, CA    94104-4809
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        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (415) 445-6530


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

        On March 8, 2005, we announced that BRE's Annual Meeting of Shareholders will be held on Thursday, May 19, 2005. Proxy statements, Annual Reports to Shareholders, voting materials and meeting information will be mailed commencing on or about April 15, 2005, to shareholders of record as of March 15, 2005. The meeting will be held at the Pan Pacific Hotel, 500 Post Street, San Francisco, CA 94102, 10:00 a.m. Pacific Time.

ITEM 9.01  Financial Statements and Exhibits

   (c)     EXHIBITS

   99.1    Press release dated March 8, 2005

About BRE Properties

        BRE Properties--a real estate investment trust--develops, acquires and manages apartment communities convenient to its residents' work, shopping, entertainment and transit in supply-constrained Western U.S. markets. BRE directly owns and operates 85 apartment communities totaling 24,198 units in California, Arizona, Washington, Utah and Colorado. The company currently has eight other properties in various stages of development and construction, totaling 2,051 units, and joint venture interests in two additional apartment communities, totaling 488 units.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BRE Properties, Inc.
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                                              (Registrant)

Date: March 8, 2005                              /s/ Edward F. Lange, Jr.
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                                                 Name:  Edward F. Lange, Jr.